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                                 PALOMAR TECH CENTRE

                                  GUARANTY OF LEASE


     This Guaranty is entered into as of July 28, 1998, by Pennsylvania
Merchant Group ("Guarantor") for the benefit of Impala Carlsbad Partners, Ltd. A California Limited Partnership ("Lessor").

                                       RECITALS

     A. Concurrently herewith, Lessor and Laser-Photonics, Inc. ("Lessee") are entering into that Standard Industrial/Commercial Multi-Tenant Lease dated 8/4/98 (the "Lease"), concerning the premises commonly known as 2431 Impala Drive, Suite B, Carlsbad, California 92008

     B. By its covenants herein set forth, Guarantor induced Lessor to enter into the Lease, which was made and entered into in consideration for Guarantor's said covenants.

                                       GUARANTY

     1. In consideration of the execution of the Lease by Lessor and as a material inducement to Lessor to execute the Lease. Guarantor hereby unconditionally and irrevocably guarantees, to Lessor, its successors and assigns, without deduction by reason of setoff, defense or counterclaim, the prompt payment by Lessee of all rentals and all other sums payable by Lessee under the Lease and the faithful and prompt performance by Lessee of each and every on of the terms, conditions and covenants of the Lease to be kept and performed by Lessee.

     2. If Lessee shall at any time default in the performance or observances of any of the terms, conditions or covenants in the Lease contained on Lessee's part to be kept, performed or observed, Guarantor will keep, perform and observe same, as the case may be, in the place and stead of Lessee.

     3. Any act of Lessor consisting of a waiver of any of the terms or conditions of the Lease. or the giving of any consent to any matter or thing relating to the Lease, or the granting of any extensions of time to Lessee, may be done without notice to Guarantor and without releasing Guarantor from any of its obligations hereunder.

     4. The terms of the Lease may be altered, modified, changed, extended or renewed by agreement between Lessor and Lessee, or by a course of conduct, and the Lease may be assigned by Lessor or any assignee of Lessor, without consent or notice to Guarantor and this Guaranty shall thereupon and thereafter guarantee the performance of the Lease as so changed, altered, modified, assigned, extended or renewed.

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     5.    Guarantor agrees that it may be joined in any action against Lessee in connection with the obligation of Lessee under the Lease and recovery may be had against Guarantor in any such action. Lessor may enforce the obligations of Guarantor hereunder without previous notice to or demand upon either Lessee or Guarantor and without first taking any action whatsoever against Lessee or its successors and assigns, or pursuing any other remedy or applying security it may hold. Guarantor hereby waives (i) all rights to assert or plead at any time any statute of limitations as relating to the Lease, the obligations of Guarantor hereunder and all surety of other defenses in the nature thereof, (ii) demand of payment, presentation and protest, and (iii) notice of acceptance of this Guaranty.

     6. Until all the covenants and conditions in the Lease on Lessee's part to be performed and observed are fully performed and observed, Guarantor (i) shall have no right of subrogation against Lessee by reason of any payments or acts or performance by Guarantor hereunder, and (ii) subordinates any liability or indebtedness of Lessee now or hereafter held by Guarantor to the obligations owed to Lessor under the Lease and this Guaranty.

     7. This Guaranty shall not be released, modified or affected by this failure or delay on the part of Lessor to enforce any of the rights or remedies of Lessor under the Lease, whether pursuant to the terms thereof or at law or in equity.

     8. In the event this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction or in the event of any limitation of Guarantor's liability hereunder other than as expressly provided herein, then Guarantor shall be deemed to be a lessee under the Lease with the same force and effect as if Guarantor were expressly named as a joint and several lessee therein with respect to the obligations of Lessee thereunder hereby guaranteed.

     9. In the event of any litigation between Guarantor and Lessor with respect to this Guaranty, the unsuccessful party to such litigation agrees to pay to the successful party all fees, costs and expenses thereof, including reasonable attorney's fees and expenses.

     10. If there is more than one undersigned Guarantor, the term "Guarantor" as used herein shall include all of the undersigned; each and every provision of this Guaranty shall be binding upon each and every on of the undersigned; they shall each be jointly and severally liable hereunder and Lessor shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

     11. The term" Lessor" as used herein shall refer to Lessor and also any assignee of Lessor or successor in interest to Lessor, whether by assignment or otherwise.

     12. The term "Lessee" as used herein refers to Lessee and also any assignee or subleases of the Lease or any successor in interest to Lessee, whether by assignment, sublease or otherwise.

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     13.   This instrument constitutes the entire agreement between Guarantor and Lessor with respect to the subject matter thereof, superseding all prier oral or written agreements or understandings with respect thereto, and may not be changed, modified, discharged or terminated in any manner other than by an agreement in writing signed by Guarantor and Lessor.

     14. This Guaranty shall be effective only until the date that is two years after the day Lessee takes full possession of the entire Premises under the Lease.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty.



GUARANTOR:                    PENNSYLVANIA MERCHANT GROUP


                              By: /s/Richard A. Hansen
                                  --------------------

                              Its: President & CEO
                                  ----------------

                              Address: Four Falls Corporate Center
                                       ---------------------------


                              West Conshohocken, PA  19428
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